Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-M

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 11/15/2004


Blended Coupon 6.6788%


Excess Protection Level
3 Month Average   5.36%
June, 2000   4.98%
May, 2000   5.73%
April, 2000   5.36%


Cash Yield18.75%


Investor Charge Offs 4.56%


Base Rate 9.21%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$6,607,972,797.02